UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2026

Millrose Properties, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-42476	99-2056892
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Brickell Avenue, Suite 1400
Miami, Florida		33131
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 782-3841

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	MRP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Founder’s Rights Agreement

As previously disclosed, on February 7, 2025, Millrose Properties, Inc., a Maryland corporation (the “Company”), entered into the Founder’s Rights Agreement (the “FRA”) with U.S. Home, LLC, a Delaware limited liability company (“U.S. Home”), Lennar Homes Holding, LLC, a Delaware limited liability company (“Lennar Homes Holding”) and CalAtlantic Group, LLC, a Delaware limited liability company (“CalAtlantic” and, together with U.S. Home and Lennar Homes Holding, “Lennar”). On August 27, 2026, the Company and Lennar entered into that certain Amendment to Founder’s Rights Agreement (the “FRA Amendment”) pursuant to which adjustments were made to the Priority Amount (as defined in the FRA) for purposes of the Capital Priority Right (as defined in the FRA) and Lennar’s secured financing collateral consent right.

The foregoing description of the FRA Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the FRA Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Management Agreement

As previously disclosed, on February 7, 2025, the Company entered into a Management Agreement with its external manager, Kennedy Lewis Land and Residential Advisors LLC, a Delaware limited liability company (the “Manager”). On August 27, 2026, the Company and the Manager entered into that certain Amendment to Management Agreement (the “MA Amendment”), which, among other things, amended the scope of the investment guidelines and the definition of Reimbursable Expenses (as defined in the MA).

The foregoing description of the MA Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the MA Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Amendment to Founder’s Rights Agreement, dated as of August 27, 2026, by and among Millrose Properties, Inc., U.S. Home, LLC, Lennar Homes Holding, LLC and CalAtlantic Group, LLC

10.2	Amendment to Management Agreement, dated as of August 27, 2026, by and between Millrose Properties, Inc. and Kennedy Lewis Land and Residential Advisors LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLROSE PROPERTIES, INC.

Date: September 1, 2026	By:	/s/ Garett Rosenblum
	Name:	Garett Rosenblum
	Title:	Chief Financial Officer and Treasurer